SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                    May 10, 1999 (May 5, 1999) Date of Report
                        (Date of earliest event reported)

                               Safety-Kleen Corp.
             (Exact name of registrant as specified in its charter)



   Delaware                           1-8368                         51-0228924
   --------                           ------                         ----------
(State or other                    (Commission                     (IRS Employer
 jurisdiction                       File Number)                  Identification
 of incorporation)                                                       Number)


               1301 Gervais Street, Columbia, South Carolina 29201 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (803)933-4200

ITEM 5.  OTHER EVENTS

         On May 5, 1999, Safety-Kleen Corp. (NYSE:SK) announced that notice had been received from the Securities and Exchange Commission (the "SEC") in which the SEC advised of its intention to fully review the Company's Preliminary Proxy Statement filed on April 23, 1999, in connection with Safety-Kleen's previously announced repurchase of the outstanding $350 million 5% subordinated convertible pay-in-kind debenture from Laidlaw Inc. The full text of the announcement is reproduced below. Please note that the announcement contains forward looking statements that involve a number of risks and uncertainties.

                              For Immediate Release

                               SAFETY-KLEEN CORP.
                      REVISES TIMING FOR REPURCHASE OF PIK


Columbia, S.C.--May 5, 1999--Safety-Kleen Corp. (NYSE: SK) announced today that notice had been received from the Securities and Exchange Commission (SEC) in which the SEC advised of its intention to fully review the Company's Preliminary Proxy Statement filed on April 23, 1999, in connection with Safety-Kleen's previously announced repurchase of the outstanding $350 million 5% subordinated convertible pay-in-kind debenture ("PIK") from Laidlaw Inc. The SEC review is expected to delay the Special Meeting of Shareholders until early July, 1999. The Special Meeting is required in order to approve the issuance of 11.3 million Safety-Kleen common shares which form part of the consideration for the repurchase of the PIK.



FOR FURTHER INFORMATION CONTACT:
---------------------------------
Kenneth W. Winger, President and Chief Executive Officer - (803) 933-4212
Paul R. Humphreys, Senior Vice President, Finance and Chief Financial Officer -
(803) 933-4261
Safety-Kleen Investor Relations - (803) 933-4285

PRIVATE SECURITIES LITIGATION REFORM ACT:
-----------------------------------------
Sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Many factors could cause actual results to differ materially from our expected results. These factors include risks associated with acquisitions; achievement of synergy objectives; the attainment of revenue growth targets; the adoption of new environmental laws and regulations and how they are interpreted and enforced; changes in demand for the Company's services; competition; and prices for petroleum-based products.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SAFETY-KLEEN CORP.




                                      By:  /s/ Kenneth W. Winger
                                      ----------------------------
                                      Kenneth W. Winger, President
                                      and Chief Executive Officer


Date: May 10, 1999